SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
___________

FORM N-CSR
___________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-2815

COPLEY FUND, INC.
(Exact name of registrant as specified in charter)
___________

5348 Vegas Drive
Suite 391
Las Vegas, NV 89108
(Address of principal executive offices) (Zip code)

Irving Levine, President
5348 Vegas Drive
Suite 391
Las Vegas, NV 89108
(Name and address of agent for service)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-508-674-8459

DATE OF FISCAL YEAR END: FEBRUARY 29, 2012

DATE OF REPORTING PERIOD: AUGUST 31, 2012

ITEM 1. REPORT TO SHAREHOLDERS.

ITEM 1. REPORT TO SHAREHOLDERS.

Semi-Annual Report

August 31, 2012

COPLEY FUND, INC.

A No-Load Fund

COPLEY FUND, INC.

FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDING
AUGUST 31, 2012

COPLEY FINANCIAL SERVICES CORP.

Adviser and Administrator to Copley Fund, Inc.
P.O. Box 3287
Fall River, MA 02722
Tel: (508) 674-8459
Fax: (508) 672-9348

October 19, 2012

Dear Fellow Shareholder:

The unique present structure of Copley Fund — especially after the November 30, 2007 requirement of the SEC to create a total tax reserve of 35% on all unrealized gains — gives Copley advantages and disadvantages.

The approximately $20,000,000 tax reserve insulates us from market disasters by 35%. Example: if Copley should lose $1,000,000 of market value during a market down turn our reported loss would be $650,000 or 35% of the loss because our actual unrealized appreciation is “discounted” by the 35% tax reserve. Most other stock investment funds would have to show a complete loss. For conservative investors this is a huge advantage in down markets.

On the other hand in an up market if the portfolio gain is $1,000,000 Copley would record a net gain of $650,000. However, keep in mind that our more than $3,000,000 of dividend income adds to the net asset value.

This letter is being written on the 25 anniversary of October 29, 1987 — one of the major market disasters of all time, when the market recorded a loss of approximately 22.6%. Obviously, at that time Copley did not have a reserve to insulate a part of the loss. In the last presidential debate President Obama and Governor Romney both expressed a desire to reduce the Corporate tax from 35% to 25%. This would create an immediate gain of $5 per share as our reserve would be reduced from 35% to 25% of unrealized gains. We are still trying to reduce our reserve to the former status which we had for more than thirty years, which we believe to be both technically correct and most appropriate for us, notwithstanding the SEC’s insistence on using a full tax reserve for both reporting and issuing of redeeming shares.

Meanwhile, the election is imminent. The future is in doubt until after the election. Thus, we are in a waiting pattern.

The performance of the year to date shows a gain of more than 9%, most of our stocks have had increases in dividends, and our new retail expansion shows good volume and no losses despite startup costs. These performances give us optimism for the future, no matter the outcome of the election.

As is our custom, we present the chart and numbers based on a calendar year, which give us a clear picture of our past and give credence to our basic philosophy and our structure for the future.

1984	+23.90%
1985	+25.00%
1986	+18.00%
1987	-8.00%
1988	+20.00%
1989	+16.00%
1990	-2.00%
1991	+18.00%
1992	+18.00%
1993	+10.00%
1994	-7.00%
1995	+26.00%
1996	+5.00%
1997	+25.00%
1998	+14.00%
1999	-6.86%
2000	+22.50%
2001	-9.30%
2002	-13.90%
2003	+14.31%
2004	+12.99%
2005	+5.89%
2006	+19.70%
2007	-10.83%	*SEC mandated change to tax reserve
2008	-15.60%	*
2009	+2.36%	*
2010	+7.04%	*
2011	+13.00%	*
2012	+5.29%	*as of August 31, 2012

Please note that the performance figures for years prior to 2007/2008 are consistent with the information furnished in prior reports and do not reflect an adjustment for the change in calculation of our tax reserve.

The performance data quoted represents past performance and investment return. The prices of the shares held by Copley will fluctuate so that the investor’s shares, when redeemed, may be worth more or less than the original cost or the value shown at August 31, 2012. Please remember that past performance does not guarantee future results, and current performance may be higher or lower than the performance data quoted.

All of the above gives us optimism for the future growth of Copley Fund.

We thank the Board for their efforts in participating in various travels and meetings to deal with the tax reserve problem and other fund matters. In addition to the Board, we thank our staff and our professional advisors for their advice and great efforts in assuring the perpetuation of Copley Fund; also our shareholders for their confidence in Copley’s concept.

Cordially yours,

Irving Levine
President

COPLEY FUND, INC.

PER SHARE VALUE

CALENDAR YEAR ENDED DECEMBER 31
PERIOD ENDED AUGUST 31, 2012

The per share values provided for years prior to 2007/2008 are consistent with information furnished in prior reports and do not reflect an adjustment for the change in accounting treatment for deferred income taxes.

COPLEY FUND, INC.

SCHEDULE OF INVESTMENTS
August 31, 2012 (Unaudited)

	Shares	Value
COMMON STOCK – 125.85%
Banking – 4.89%
J.P. Morgan Chase & Company	42,000	$1,559,880
PNC Financial Services Group, Inc.	25,000	1,554,000
		3,113,880
Consumer Products – 1.97%
Kimberly-Clark Corp.	15,000	1,254,000
Diversified Utility Companies – 16.75%
Alliant Energy Corp.	20,000	881,600
DTE Energy Co.	55,000	3,212,000
Dominion Resources, Inc.	60,000	3,148,800
Duke Energy Corp.	53,033	3,435,478
		10,677,878
Drug Companies – 5.18%
Bristol Myers Squibb Co.	100,000	3,301,000

Electric & Gas – 16.64%
American Electric Power, Inc.	35,000	1,504,650
First Energy Corp.	40,000	1,748,000
Great Plains Energy, Inc.	30,000	639,600
Integrys Energy Group, Inc.	20,000	1,079,800
Public Service Enterprise Group, Inc.	30,000	949,800
Scana Corp.	50,000	2,368,000
Sempra Energy, Inc.	35,000	2,317,000
		10,606,850
Electric Power Companies – 22.44%
Ameren Corp.	12,500	409,000
Exelon Corp.	23,200	846,104
NextEra Energy, Inc.	90,000	6,057,900
Northeast Utilities, Inc.	65,600	2,471,152
PPL Corp.	100,000	2,933,000
Southern Co.	35,000	1,586,550
		14,303,706
Gas Utilities & Supplies – 10.61%
Delta Natural Gas Co.	40,000	788,000
New Jersey Resources Corp.	56,250	2,520,562
Northwest Natural Gas Co.	40,000	1,966,800
WGL Holdings, Inc.	38,000	1,483,520
		6,758,882
Insurance – 4.48%
Arthur J. Gallagher & Co.	80,000	2,857,600

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

SCHEDULE OF INVESTMENTS – Continued
August 31, 2012 (Unaudited)

	Shares	Value
Office Equipment – 0.84%
Pitney Bowes, Inc.	40,000	$534,400
Oil – 22.66%
Chevron Texaco Corp.	46,200	5,181,792
Exxon-Mobil Corp.	106,086	9,261,308
		14,443,100
Oil Refining & Marketing – 3.70%
Sunoco, Inc.	50,000	2,359,500
Pipelines – 1.21%
Spectra Energy Corp.	27,300	771,498
Retail – 2.16%
Wal-Mart Stores, Inc.	19,000	1,379,400
Telephone – 12.32%
AT&T, Inc.	95,000	3,480,800
Frontier Communications Corp.	62,803	290,150
Verizon Communications, Inc.	95,000	4,079,300
		7,850,250
TOTAL COMMON STOCK (Cost $25,071,260) – 125.85%		80,211,944
Liabilities in excess of other assets – (25.85%)		(16,474,328)
NET ASSETS – 100.00%		$63,737,616

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

SCHEDULE OF INVESTMENTS – Continued
August 31, 2012 (Unaudited)

At August 31, 2012, the net unrealized appreciation based on cost for federal income tax purposes of $25,071,260 was as follows:

Aggregate gross unrealized appreciation for all investments for which there was an excess of value over cost, net of tax effect	$36,320,833
Aggregate gross unrealized depreciation for all investments for which there was an excess of cost over value	(479,388)
Net unrealized appreciation net of tax effect	$35,841,445

Portfolio Analysis
As of August 31, 2012 (Unaudited)

% of Net Assets
Common Stock	125.85%
Oil	22.66%
Electric Power Companies	22.44%
Diversified Utility Companies	16.75%
Electric & Gas	16.64%
Telephone	12.32%
Gas Utilities & Supplies	10.61%
Drug Companies	5.18%
Banking	4.89%
Insurance	4.48%
Oil Refining & Marketing	3.70%
Retail	2.16%
Consumer Products	1.97%
Pipelines	1.21%
Office Equipment	0.84%
Liabilities in Excess of Other Assets	(25.85%)
Total Net Assets	100.00%

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2012 (Unaudited)

Assets:
Investments in securities at fair value (identified cost $25,071,260)	$80,211,944
Cash and cash equivalents	2,076,228
Receivables:
Trade	13,390
Dividends and interest	376,020
Taxes	50,000
Inventory	39,044
Prepaid Expenses and Other Assets	207,977
Total Assets	82,974,603
Liabilities:
Payable for Fund shares redeemed	13,100
Investment advisory fees payable	37,911
Accrued Professional Fees	35,609
Accrued Fees	28,640
Trade payable	23,790
Deferred income taxes, net	19,097,937
Total Liabilities	19,236,987
Commitments and Contingencies
Net assets	$63,737,616
Net Asset Value, Offering and Redemption Price Per Share (5,000,000 shares authorized, 1,204,676 shares outstanding of $1.00 par value capital stock outstanding)	$52.91
Net assets consist of:
Capital paid in	$1,204,676
Undistributed net investment and operating income	23,785,896
Accumulated undistributed net realized gain on investment transactions	2,616,601
Net unrealized appreciation in value of investments	36,130,443
Net assets	$63,737,616

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

STATEMENT OF OPERATIONS
For the Six Months Ended August 31, 2012 (Unaudited)

Investment Income:
Interest Income	$829
Dividend Income	1,544,211
Total Investment Income	1,545,040
Expense:
Investment Advisory Fees	242,663
Professional Fees	112,071
Accounting and Shareholder Services	37,124
Insurance	27,569
Printing	19,014
Blue Sky Fees	15,123
Custodian Fees	10,907
Directors Fees	5,227
Postage and shipping	1,879
Miscellaneous Fees	688
Total Expenses	472,265
Less: Investment advisory fee waived	(30,000)
Net Expenses	442,265
Net Investment Income Before Income Taxes	1,102,775
Operating Gain
Gross Profit	18,856
Operating Expenses	(15,290)
Net Operating Gain Before Income Taxes	3,566
Net Investment and Operating Income Before Income Taxes	1,106,341
Provision for income taxes	—
Net Investment and Operating Income	1,106,341
Realized and Unrealized Gain on Investments
Realized gain from investment transactions, net of deferred income taxes of $87,696	162,865
Net change in unrealized appreciation of investments, net of deferred income taxes of $1,346,063	2,499,289
Net Realized and Unrealized Gain on Investments	2,662,154
Net Increase in Net Assets Resulting From Operations	$3,768,495

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended August 31, 2012	Year Ended February 28, 2012
	(Unaudited)
Increase in Net Assets from Operations
Net investment and operating income	$1,106,341	$1,826,629
Net realized gain from investment transactions	162,865	270
Net change in unrealized appreciation on investments	2,499,289	2,995,457
Net Increase in Net Assets Resulting From Operations	3,768,495	4,822,356
Capital Share Transactions
Proceeds from shares sold	195,769	2,294,855
Payments for shares redeemed	(4,834,074)	(5,584,394)
Net decrease in net assets from shares of beneficial interest	(4,638,305)	(3,289,539)
Total increase (decrease) in net assets	(869,810)	1,532,817
Net Assets:
Beginning of Period	64,607,426	63,074,609
End of Period (including undistributed net investment and operating income of $23,785,896 and $27,224,623 respectively)	$63,737,616	$64,607,426

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

STATEMENT OF CASH FLOWS
For the Six Months Ended August 31, 2012 (Unaudited)

Increase (Decrease) in Cash and cash equivalents
Cash flows from operating activities
Dividends and interest received	$1,529,907
Proceeds from disposition of long-term portfolio investments	373,100
Receipts from customers	35,734
Expenses paid	(564,881)
Payments to suppliers	(9,472)
Net cash provided by operating activities	1,364,388
Cash flows from investing activities
Investment in Luggage Loft LLC	(57,263)
Net cash used by investing activities	(57,263)
Cash flows used by financing activities
Fund shares issued	195,769
Fund shares redeemed	(4,867,158)
Net cash used by financing activities	(4,671,389)
Net decrease in cash and cash equivalents	(3,364,264)
Cash and cash equivalents at beginning of year	5,440,492
Cash and cash equivalents as of August 31, 2012	$2,076,228
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$3,768,495
Increase in investments	(3,722,812)
Increase in dividends and interest receivable	(15,135)
Increase in trade receivables	(104)
Decrease in inventory	3,892
Increase in trade payables	3,620
Increase in other assets	(209,487)
Increase in accrued expenses	28,640
Increase in advisory fee payable	37,911
Increase in professional fee payable	35,609
Increase in deferred taxes	1,433,759
Total adjustments	(2,404,107)
Net cash provided by operating activities	$1,364,388

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.(a)

The financial highlights table is intended to help you understand the Fund’s financial performance for the years February 28, 2008 through February 29, 2012 and six months ended August 31, 2012. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund. The financial highlights for the years ended February 28, 2010 through 2012 were audited by EisnerAmper LLP. The financial highlights for the year ended February 28, 2009 were audited by Amper, Politziner & Mattia, LLP. The financial information for the year ended February 29, 2008 were audited by Roy C. Hale, CPA.

The annual financial information is included in the Fund’s annual report to Shareholders, a copy of which is available at no charge on request by calling 877-881-2751.

	Six Months Ended 8/31/12 (Unaudited)		Fiscal Years Ending February 28 or 29,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$49.89		$46.27	$40.21	$35.80	$44.07	$42.54
Income (loss) From Operations:
Net investment gain	0.89		1.37	1.21	1.43	1.20	1.18
Net gain (loss) from securities (both realized and unrealized)	2.13		2.25	4.85	2.98	(9.47)	0.35
Total from operations	3.02		3.62	6.06	4.41	(8.27)	1.53
Net Asset Value, End of Period	$52.91		$49.89	$46.27	$40.21	$35.80	$44.07
Total Return(b)	6.05%		7.82%	15.07%	12.32%	(18.77)%	3.60%
Ratios/Supplemental Data
Net assets, end of period (in 000's)	$63,738		$64,607	$63,075	$56,228	$53,765	$69,395
Ratio of total expenses, including net regular and deferred taxes, to average net assets *	5.95	%(c)	4.60%	8.06%	5.54%	2.40%**	1.56%**
Ratio of total expenses, excluding net regular and deferred taxes, to average net assets *	1.51	%(c)	2.06%	1.95%	1.70%	2.06%	1.25%
Ratio of net investment and operating income (loss) to average net assets	(1.11	)%(c)	0.43%	(3.38)%	3.65%	2.80%	2.73%
Ratio of net investment and operating income, excluding deferred taxes, to average net assets	3.33	%(c)	2.88%	2.74%	3.25%	3.14%	2.73%
Portfolio turnover rate	0.00%		0.00%	2.90%	1.76%	2.78%	4.11%
Number of shares outstanding at end of period (in thousands)	1,205		1,295	1,363	1,399	1,502	1,575

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

FINANCIAL HIGHLIGHTS (Continued)

The financial highlight ratios above do not reflect investment fees waivers of $30,000 for the six months ended August 31, 2012, $60,000 for years ended February 29, 2012 through 2010, $185,972 for the year ended February 28, 2009 and $60,000 per year for prior years. If the waivers had been included, the following ratios would apply:

	Six Months Ended 8/31/12 (Unaudited)		Fiscal Years Ending February 28 or 29,
			2012	2011	2010	2009	2008
Ratio of total expenses, including net regular and deferred taxes, to average net assets *	5.85	%(c)	4.51%	7.96%	5.44%	2.11%**	1.49%**
Ratio of total expenses, excluding net regular and deferred taxes, to average net assets *	1.42	%(c)	1.97%	1.85%	1.60%	1.77%	1.18%
Ratio of net investment and operating income (loss), to average net assets	(1.01	)%(c)	0.34%	(3.28)%	3.55%	2.52%	2.65%
Ratio of net investment and operating income, excluding deferred taxes, to average net assets	3.42	%(c)	2.88%	2.84%	3.14%	2.86%	2.65%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c)	Annualized for periods less than one year.
*	Includes operating expenses from the Operating Division and subsidiary of $15,290 for the six months ended August 31, 2012, $35,152, $36,335, $81,764, $353,018, and $129,652 for fiscal years ending 2012 through 2008, respectively and includes bad debt expense of $356,600 for the year ended February 29, 2012.
**	Excludes a deferred tax benefit of $7,490,467 and $1,770,234 for the fiscal years ended 2009 and 2008, respectively, since including these amounts would generate negative expense ratios in each of these years.

The accompanying notes are an integral part of these financial statements.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Organization

Copley Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The Fund’s objective is long-term capital appreciation. The Fund has an operating division, Copley Fund, Inc. — Operating Division (“COD”), which imports merchandise for resale. The Fund owns 50% of Luggage Loft LLC (“LLL”), through Copley Operating Group, LLC (“COG”), which sells merchandise.

2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Investment Valuation

The Fund carried its investments in securities at fair value and utilizes various methods to measure the fair value of its investments on a recurring basis. Fair value is an estimate of the exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants (i.e., the exit price at the measurement date). Fair value measurements are not adjusted for transaction costs. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 —	Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.
Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 —	Unobservable inputs for an asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

2. Significant Accounting Policies  – (continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used as of August 31, 2012 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$80,211,944	$—	$—	$80,211,944
Total	$80,211,944	$—	$—	$80,211,944

The Fund did not hold any Level 2 or Level 3 securities during the period. There were no transfers into or out of Level 1 and Level 2 during the period. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period. Refer to the Schedule of Investments for industry classifications.

Investment transactions and income and expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments are calculated on the basis of identifying the specific securities delivered. Dividend income is recorded on the ex-dividend date, and interest income is recognized on the accrual basis.

Distributions

It is the Fund’s policy to manage its assets so as to avoid the necessity of making annual taxable distributions. Net investment and operating income and net realized gains are not distributed, but rather are accumulated within the Fund and used to pay expenses, to make additional investments or held in cash as a reserve.

Cash and cash equivalents

The Fund considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. The carrying amount of cash and cash equivalents approximate its fair value due to its short term nature.

Inventory

Inventory is valued at the lower of cost (determined by the first in/first out method) or market.

Income Taxes

The Fund files tax returns as a regular corporation and accordingly the financial statements include provisions for current and deferred income taxes.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

2. Significant Accounting Policies  – (continued)

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management reviewed the tax positions in the open tax years of 2010 through 2012 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years. The Fund identifies its major tax jurisdiction as U.S. Federal and Nevada State. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Fund did not incur any interest or penalties.

Indemnification

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that has not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3. Disclosure of the provisions for income taxes, reconciliation of statutory rate to effective rate, and significant components of deferred tax assets and liabilities.

The Federal and state income tax provision (benefit) is summarized as follows:

Six Months Ended August 31, 2012 (Unaudited)
Current:
Federal	$—
State	—
Deferred*:
Federal	$1,433,759
State	—
Net provision (benefit) for income taxes	$1,433,759

*	Deferred income taxes are shown net within the increase in unrealized appreciation of investments on the accompanying Statement of Operations.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The deferred tax liabilities of $19,097,937 as of August 31, 2012, relate to the Fund’s unrealized gains on marketable securities. Deferred tax liabilities are net of $201,302 of deferred tax assets which relate to capital loss carryforwards.

As of August 31, 2012, the Fund has $575,150 in accumulated capital loss carryforwards which will expire on February 28 of the following years: 2014- $399,688; 2015- $62,350; 2016- $113,112.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

4. Capital Stock

At August 31, 2012, there were 5,000,000 shares of $1.00 par value capital stock authorized. Transactions in capital shares were as follows:

	Six Months Ended August 31, 2012		Year Ended February 29, 2012
	Shares	Amount	Shares	Amount
Shares sold	3,733	$195,769	48,139	$2,294,855
Shares repurchased	(93,970)	(4,834,074)	(116,384)	(5,584,394)
Net change	(90,237)	$(4,638,305)	(68,245)	$(3,289,539)

5. Investment Advisory Fee and Other Transactions with Related Parties

Copley Financial Services Corporation (CFSC), a Massachusetts corporation, serves as investment advisor to the Fund. Irving Levine, Chairman of the Board of the Fund, is the owner of all of the outstanding common stock of CFSC and serves as its President, Treasurer and a member of its Board of Directors.

Under the Investment Advisory Contract, CFSC is entitled to an annual fee, payable monthly at the rate of 1.00% of the first $25 million of the average daily net assets; 0.75% of the next $15 million; and 0.50% on average daily net assets over $40 million.

For the six months ended August 31, 2012, the net fee for investment advisory service totaled $212,663. This included $242,663 of advisory fees less $30,000 voluntarily waived by the advisor. Also during the period unaffiliated directors received $5,227 in directors’ fees and reimbursed expenses.

Operating Division

The Fund has an operating division, Copley Fund, Inc. - Operating Division (“COD”), which imports merchandise for resale. A portion of its merchandise is placed on consignment with a company controlled by Irving Levine. The Fund invoices the consignee when the merchandise is ultimately sold. During the year ended February 29, 2012, COD wrote off a note receivable of $356,500 (see Note 6).

The Fund owns 50% of an entity, Luggage Loft LLC (“LLL”), through COG, which resells new accessories, luggage, handbags and wallets.

During the six months ended August 31, 2012, the Fund made a $57,263 equity investment in LLL.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

5. Investment Advisory Fee and Other Transactions with Related Parties  – (continued)

The results of the COD during the six months ended August 31, 2012, are as follows:

Sales	$35,838
Cost of goods sold	(16,984)
Gross profit	18,854
General & administrative expenses	(15,290)
Net income from operations	3,564
Other income (dividends and interest)	2
Net Loss	$3,566

For the six months ended August 31, 2012, results of the LLL were not considered material.

6. Commitments and Contingencies

Since the Fund accumulates its net investment income rather than distributing it, the Fund may be subject to the imposition of the federal accumulated earnings tax. The accumulated earnings tax is imposed on a corporation’s accumulated taxable income at a rate of 15% for years commencing after December 31, 2002.

Accumulated taxable income is defined as adjusted taxable income minus the sum of the dividends paid deduction and the accumulated earnings credit. The dividends paid deduction and accumulated earnings credit are available only if the Fund is not held to be a mere holding or investment company.

The Internal Revenue Service has, during its review of the Fund’s federal income tax returns for the 1999 tax year, performed during 2001, upheld management’s position that the Fund is not a mere holding or investment company since the Fund is conducting an operating division. This finding by the Internal Revenue Service is always subject to review by the Service and a finding different from the one issued in the past could be made by the Internal Revenue Service.

Provided the Fund manages accumulated and annual earnings and profits, in excess of $250,000, in such a manner that the funds are deemed to be obligated or consumed by capital losses, redemptions and expansion of the operating division, the Fund should not be held liable for the accumulated earnings tax by the Internal Revenue Service.

During the year ended February 28, 2010, the Fund sold the assets of Copley Operating Group LLC (“COG”) to Prince Investment Group LLC (“Purchaser”). The assets consisted of equipment and the operations of a restaurant. In exchange for the assets the Fund received a promissory note for $372,000 to be paid over 15 years. The Purchaser has ceased making payments and the Fund has written off the receivable (see Note 5). In addition, the Fund has filed a claim against the Purchaser and Jeffrey Krall (“Krall”) to enforce the promissory note and Krall’s guarantee with an outstanding balance of $356,500. Krall has filed a counterclaim seeking $765,000 in damages. Management believes that such counterclaim is without merit and will vigorously defend such claim.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

7. New Accounting Pronouncements

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

8. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

COPLEY FUND, INC.

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include investment advisory fees. It is important for you to understand the impact of these costs on your investment return.

Operating expenses such as these are deducted from the mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund's average net assets; this percentage is known as the mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. Unlike virtually all other mutual funds, the Fund has an operating division. Therefore, its expenses and expense rations may not be strictly comparable to those of mutual funds which do not have an operating business. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund's costs in two ways:

Actual Fund Return.  This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return.  This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note:  Because the return is set at 5% for comparison purposes — NOT your Fund's actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value (3/1/12)	Ending Account Value (8/31/12)	Annualized Expense Ratios	Expenses Paid During Period* (3/1/12 – 8/31/12)
Actual Fund Return	$1,000.00	$1,060.53	5.85%	$30.40
Hypothetical 5% Return	$1,000.00	$995.70	5.85%	$29.45

*	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period).

COPLEY FUND, INC.

SUPPLEMENTAL DATA

General

Investment Products Offered

•	Are not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Copley Fund (the “Fund”) will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, call the Fund toll free at (877) 881-2751 or write to Gemini Fund Services at 4020 South 147th Street, Omaha, NE 68137.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the Fund’s portfolio securities, as well as information relating to portfolio securities during the 12 month period ended June 30, (i) is available, without charge and upon request, by calling 1-877-881-2751; and (ii) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

Disclosure of Portfolio Holdings

The SEC has adopted the requirement that all funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q, reporting portfolio securities held by the Fund, is available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling 800-SEC-0330.

Approval of Investment Advisory Agreement

On March 23, 2012, the Board of Directors of the Fund approved the continuation of the advisory agreement with Copley Financial Services Corp. (“CFSC”). The Board’s decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangement. Prior to approving the continuation of the advisory agreement, the Board considered, among other things:

•	the nature, extent and quality of the services provided by CFSC
•	the investment performance of the Fund
•	the costs of the services to be provided and profits to be realized by CFSC from its relationship with the Fund, including the value of the investment fee waivers.
•	the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale
•	the expense ratio of the Fund
•	performance and expenses of comparable funds

SUPPLEMENTAL DATA
(Continued)

•	any indirect benefits that may accrue to CFSC and its affiliates as a result of its relationship with the Fund.
•	the extent to which the independent Board members are fully informed about all the facts the Board deems relevant bearing on CFSC’s services and fees.

The Board was aware of these factors and was guided by them in its review of the Fund’s advisory contract to the extent it considered them to be relevant and appropriate, as discussed further below. The Board considered and weighted these circumstances in light of its substantial accumulated experience in governing the Fund and working with CFSC on matters related to the Fund, and was assisted by legal counsel.

In considering the nature, extent and quality of the services provided by CFSC, the Board of Directors reviewed the portfolio management and operating division supervision services provided by CFSC to the Fund. The Board concluded that CFSC was providing essential services to the Fund. In particular, the Board concluded that CFSC was providing unique and specialized supervision of the Fund's operating division. In its decision to continue the existing agreement the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainies and other effects that could occur as a result of a decision to terminate or not renew the contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of CFSC’s industry standing and reputation and with the expectation that CFSC will have a continuing role in providing advisory services to the Fund.

The Directors compared the performance of the Fund to benchmark indices over various periods of time. The Directors noted that the Fund’s performance must be considered in light of the Fund’s structure which is designed to avoid the trauma of extreme volatility in its investments. They concluded that the performance reflected this structural goal generally outperforming in volatile down markets and underperforming in bull type markets.It also examined the Fund's investment objective and the dividend paying record of the portfolio securities selected by CFSC. Based upon this the Board concluded that the performance of the Fund and particularly the performance of the portfolio securities themselves warranted the continuation of the advisory agreement.

In concluding that the advisory fees payable by the Fund were reasonable, the Directors reviewed a report of the costs of services provided by and the profits realized by CFSC and Stuffco International Inc. (a company wholly owned by Mr. Levine) from their relationship with the Fund and concluded that such profits were reasonable and not excessive. The Directors also reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and concluded that the advisory fee paid by the Fund was equal to or lower than the average advisory fee paid by comparable mutual funds. The Board also considered that the Fund’s expense ratio had decreased slightly. In particular, the Board concluded that the Fund’s expense ratio had remained higher than historical measures due to increased expenses related to addressing the tax accrual accounting issue and the fact that the expense ratio is calculated based upon net assets including a liability for a large tax reserve which operates to distort the ratio as compared to most other funds. They noted that the advisory fee also is adjusted downward if economies of scale are realized during the current contract period as the Fund grows, but did not consider that factor to be significant in light of the other factors considered. They did find significant, however, the fact that CFSC had waived the receipt of $60,000 of its advisory fee, a practice it has engaged in for many years, in an effort to control the Fund's expense ratio.

PRIVACY POLICY

The Fund and Your Personal Privacy

The Copley Fund is an investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. It is managed by Copley Financial Services Corp., an investment adviser registered under the Investment Advisers Act of 1940.

What Kind of Non-Public Information do We Collect About You if You Become a Shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information You Give Us On Your Application Form. This could include your name, address, telephone number, social security number, bank account number, and other information.
•	Information About Your Transactions With Us and Transactions With the Entities We Hire to Provide Services to You. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions you conduct through them.

What Information do We Disclose and to Whom do We Disclose It?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do We do to Protect Your Personal Information?

We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

If you have any questions about the Fund or your account, you can write to us at c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137. You can also call us at 1-877-881-2751. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

COPLEY FUND, INC.
ABOUT THE FUND'S DIRECTORS AND OFFICERS

The Fund is governed by a Board of Directors that meet to review investments, performance, expenses and other business matters, and is responsible for protecting the interests of shareholders. The majority of the Fund’s directors are independent of Copley Financial Services Corp.; the only “inside” director is an officer and director of Copley Financial Services Corp. The Board of Directors elects the Fund's officers, who are listed in the table. The business address of each director and officer is 5348 Vegas Drive, Suite 391, Las Vegas, NV 89108.

Independent Directors

Name (Date of Birth) Year Elected	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Albert Resnick, M.D. (March 23, 1922) 1978	Physician Since 1948 No Directorships
Gary S. Gaines (July 28, 1937) 2009	President of Gary Gaines, Inc., a bag manufacturer since 1965 No Directorships
Roy G. Hale (July 24, 1938) 2011	Certified Public Accountant since 1979 Mayor of town of La Plata, MD Former Director, Bank of Southern Maryland

Inside Directors

Name (Date of Birth) Year Elected (Number of Copley Portfolios Overseen)	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Irving Levine (September 25, 1921) 1978	President, Treasurer and a Director of Copley Financial Services Corp. since 1978; a Director of Franklin Capital Corp. (an operating investment company) since March, 1990 to October 2004; Chairman of the Board and Treasurer of Stuffco International, Inc., a ladies handbag processor and retail chain operator, since February 1978; Director of US Energy Systems, Inc. from 2000 to October 2004.

Officers

Name (Date of Birth) Title	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Irving Levine (September 25, 1921) Chairman of the Board of Directors and President, Treasurer and Secretary	See Above
David I. Faust Counsel	Partner in Faust Oppenheim LLP, a law firm, since 1979. Counsel to Copley Fund since 2010. No Directorships

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-881-2751.

COPLEY FUND, INC.

A No-Load Fund

Semi-Annual Report

August 31, 2012

Investment Adviser
Copley Financial Services Corp.
P.O. Box 3287
Fall River, Massachusetts 02722
E-mail: copleyfunds@verizon.net

Custodian
Bank of America
100 Federal Street
Boston, MA 02110

Transfer Agent
Gemini Fund Services
4020 South 147th Street
Suite 2
Omaha, Nebraska 68137
Tel. (402)493-4603
(877)881-2751
Fax: (402)963-9094

Counsel
Faust Oppenheim LLP
488 Madison Avenue, 17th Floor
New York, New York 10022

Auditors
EisnerAmper LLP
750 Third Avenue
New York, NY 10017

COPLEY FUND, INC.

A No-Load Fund

Item 2. CODE OF ETHICS

The registrant has adopted a Code of Ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its Code of Ethics during the covered period. The registrant has not granted any waivers from any provisions of the Code of Ethics during the covered period. The registrant undertakes to provide to any person without charge, upon request, a copy of its Code of Ethics by mail when they call the registrant toll free at (800)635-3427.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

(a)(1) The registrant's Board of Directors function as an audit committee. They have determined that the Board does not have an "audit committee financial expert", as the Securities and Exchange Commission has defined that term. After carefully considering all of the factors involved in the definition of "audit committee financial expert", the Board determined that none of the members of the Board met all five qualifications in the definition, although some members of the Board met some of the qualifications. The Board also determined that while the members have general financial expertise, given the size and type of the Copley Fund, Inc., (the "Fund") and in light of the nature of the accounting and valuation issues that the Fund has presented over the past several years, it did not appear that the members lacked any necessary skill to serve as persons performing functions similar to those who serve on an Audit Committee.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable - only effective for annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment management companies.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment management companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment management companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end investment management companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(2) A separate certification for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Copley Fund, Inc.

By:	/s/ Irving Levine
Name: Irving Levine
Title: President (Principal Executive Officer)

Date: October 31, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Copley Fund, Inc.

By:	/s/ Irving Levine
Name: Irving Levine
Title: President (Principal Executive Officer & Principal Financial and Accounting Officer)

Date: October 31, 2012